Related Party Transactions	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
NOTE 12:-	RELATED PARTY TRANSACTIONS

a.	Since the Company’s inception, Israel Bar, the Company’s Chief Executive Officer, director and largest shareholder, and Joseph Gottlieb, a former director of the Company, have provided loans to the Company in an aggregate amount of NIS 7,513,887 (approximately $2,282,364) (the “Shareholders Loan”). Following Mr. Gottlieb’s passing, his rights under the Shareholders Loan were transferred to his estate in accordance with applicable law. On May 9, 2021, the Company entered into a loan facility agreement (the “Loan Facility Agreement”), effective as of January 1, 2021, with Mr. Bar and Mr. Gottlieb.

On March 2, 2023, the Company entered into an amendment (the “Amendment”), to the Loan Facility Agreement, pursuant to which the Company (i) amended the repayment terms set in the Loan Facility Agreement to provide that the amounts outstanding under the Loan Facility Agreement shall be due and payable in 24 equal monthly payments, commencing on February 4, 2024, subject to our availability of free cash (as defined in the Amendment) and (ii) clarified the total amount due to Mr. Gottlieb under the Loan Facility Agreement is NIS 1,020,347 (approximately $319,858). The Amendment was accounted for as a modification with no change to the book value of the Shareholders Loans. The total outstanding amount under the Loan Facility Agreement after giving effect to the Amendment was NIS 3,480,306 (approximately $1,088,250). As of June 30, 2026, the outstanding balance due under the Loan Facility Agreement was $232,340.

b.	On March 3, 2021, the Company entered into a service agreement with a relative of the Company’s Chief Executive Officer and director (the “Service Provider”), pursuant to which the Service Provider provides the Company with mechanical design services as requested by the Company in exchange for hourly compensation of NIS195 (approximately $54). Effective February 2022, the hourly rate under the agreement was increased to NIS 350 (approximately $97). The amended terms of the Service Provider’s agreement were approved by the audit committee of the Board of Directors and the Board of Directors on March 14, 2024 and March 20, 2024, respectively, and were ratified by the Company’s shareholders at the Company’s 2024 annual general meeting of shareholders held on May 15, 2024. As of June 30, 2026, the Company recorded expenses of $67,095 related to the service agreement with the Service Provider.

c.	The Company occasionally purchases, at market prices, electronic components from Colint Ltd., a company owned by Joseph Gottlieb, a former director and former major shareholder of the Company (who passed away in April 5, 2025). No purchases were made from Colint Ltd. during 2025 and during the six months ended June 30, 2026. Following Mr. Gottlieb’s passing, the Company has not been informed of any change in the ownership of Colint Ltd., and the Company does not have information regarding whether Colint Ltd. continues to qualify as a related party under applicable accounting standards.